SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549


                                    Form 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 16, 1997


                            NATIONAL-STANDARD COMPANY
             (Exact name of Registrant as specified in its charter)



     Indiana                         1-3940             38-1493458
State of other jurisdiction (Commission File Number) (IRS Employer
                                                     Identification No.)



     1618 Terminal Rd., Niles, MI                      49120
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:         (616) 683-8100



ITEM 5.  OTHER EVENTS


On December 16, 1997, Registrant issued a press release announcing the award of a weld wire contract by Magna International. A copy of such press release is attached hereto as Exhibit (99) and incorporated in this item by reference.

This press release contains forward looking statements relating to the dollar value of the Magna contract over time and the beginning shipment date for product. These statements are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand, industry capacity, availability and raw materials. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, actual results under the Magna contract may vary materially from those described. The company does not intend to update these forward looking statements.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL-STANDARD COMPANY


By:  /s/ Timothy C. Wright

Its General Counsel and Secretary


Dated:  December 16, 1997




                                  EXHIBIT INDEX


Exhibit (99) - Registrant's press release dated December 16, 1997.


Dated:  December 16, 1997